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  Reminder: You can contribute the lesser of $4,000 ($5,000 if over 50) or your taxable compensation to your Traditional or Roth IRA for the 2006 tax year. *

  INTRINSIC VALUE is a measure that is used to estimate the value of a business. Read More... (on page 5 of our prospectus)

      Minimum Investments:

     Initial:
Regular Account: $10,000 Automatic Investment Plan: $3,000**                               IRA Account: $3,000

     Additional:
Regular Account: $100
Automatic Investment plan: $100                                  IRA Account: $100

      ** An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

*The Mundoval Fund does not offer any tax or legal advice. Please seek the advice of professionals, as appropriate, regarding the evaluation of any specific information, opinion, advice, or other content.

  Insight

Seven Years ago investors were enamored with technology stocks, especially internet-related shares, because of the perception that they were transforming the economy and had unlimited potential. These technology companies were deemed "New Economy" businesses and were priced as if there were no risk in relation their business valuations. A value oriented investor would have been hard pressed to purchase these businesses at the time because they were not attractively priced relative to their valuations. As of June 30, 2006, the Mundoval Fund maintains a technology sector allocation of approximately 20% because share prices of some of the more dominant technology companies in the world such as Intel and Dell are now selling for prices that do not reflect their business valuations. Read More...

  Fund Facts

The Mundoval Fund adheres to an investment philosophy that is based on value. We will attempt to reduce the risk of permanent capital loss by purchasing common stock in businesses at prices that are less than their intrinsic values. Our scope is global as we seek to own businesses that are leaders in their industries with the ability to generate discretionary cash flows to enhance value for shareholders.

Thank you for your continued confidence and support.

Arthur Q. Johnson, CFA

Investors should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The Fund's prospectus contains this and other information about the Fund and is available upon request by calling 1-877-59-FUNDS. Please obtain and carefully read the prospectus before investing.

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